Grant Park Fund

Class A, B, Global 1 and Global 3 Units

Monthly Performance Report • April 2018



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GRANT PARK FUND®

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
555 W. Jackson Blvd., Ste 600
Chicago, IL 60661

This sales and advertising literature must be read in conjunction with the prospectus in order to understand fully all of the implications and risks of the offering of securities to which it relates. A copy of the prospectus must be made available to you in connection with this offering. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. The information in this document is valid only as of the date hereof and may be changed without notice. This communication is confidential and is intended solely for the information of the person to whom it has been delivered.

Market Commentary: April 2018

Currencies: The U.S. dollar strengthened on rising U.S. bond yields. The British pound weakened as poor economic performance in the first quarter reduced expectations the Bank of England will raise rates during May. The Japanese yen weakened as continued global growth reduced demand for the safe haven currency. The New Zealand dollar weakened as New Zealand government bond yields declined and on expectations the central bank will not raise the official cash rate until next year.

Energy: Crude oil prices moved higher due to OPEC production cuts and the potential for new U.S. sanctions against Iran. Natural gas and heating oil prices rose due to reduced supplies and forecasts for cooler weather.

Equities: Global equities rose after China's President Xi Jinping reiterated pledges to open sectors of the Chinese economy to international investment as part of China's economic globalization. Positive earnings reports also boosted the markets.

Fixed Income: Global fixed income markets fell after the Federal Reserve confirmed its commitment to raising rates; several officials are in favor of raising rates at a slightly faster pace than is currently planned. The markets also reacted to soft economic data in the U.K. and the Bank of England's cautionary remarks that a rate hike at the next BOE meeting is not assured.

Grains/Foods: Wheat markets rose over 13% on concerns dry weather in the U.S. southern plains could significantly reduce crop yields. Corn prices rose after the USDA confirmed U.S. corn planting progress was running behind schedule due to adverse weather and poor ground conditions. Coffee prices rose on the possibility an upcoming frost season in Brazil could affect supplies. Cocoa markets declined on an improving crop outlook in the Ivory Coast, a key producer of the crop.

Metals: Gold and platinum prices declined slightly on U.S. dollar strength. Copper and base metal prices rose on increasing demand.

A Units (Closed to New Investments)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2018	7.89%	-11.74%	-1.13%	1.08%									**-4.84%**
2017	-2.50%	3.64%	-2.06%	-1.69%	-0.64%	-4.12%	0.34%	2.63%	-3.93%	6.89%	-0.98%	-0.18%	**-3.12%**
2016	4.27%	2.95%	-3.01%	-2.03%	-2.12%	5.00%	1.93%	-3.14%	-2.00%	-3.64%	-0.69%	2.21%	**-0.78%**
2015	2.82%	-0.26%	0.36%	-4.01%	-1.46%	-4.64%	2.33%	-6.15%	3.09%	-2.29%	3.44%	-5.70%	**-12.41%**
2014	-4.77%	1.19%	-2.85%	0.12%	0.94%	0.56%	-0.89%	4.22%	2.23%	0.57%	4.92%	0.63%	**6.66%**
2013	1.47%	-2.86%	1.22%	1.01%	-2.83%	-3.12%	-0.24%	-2.22%	-0.87%	1.63%	2.24%	0.89%	**-3.84%**
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
	10.97%	7.00%	15.25%	20.03%	-7.58%	-3.44%	9.11%	12.63%	19.91%	-9.23%	4.45%	-12.95%	-6.13%

B Units (Closed to New Investments)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2018	7.83%	-11.79%	-1.19%	1.02%									**-5.04%**
2017	-2.55%	3.59%	-2.11%	-1.74%	-0.69%	-4.18%	0.28%	2.57%	-3.99%	6.83%	-1.03%	-0.23%	**-3.75%**
2016	4.20%	2.94%	-3.09%	-2.08%	-2.17%	4.89%	1.87%	-3.20%	-2.05%	-3.69%	-0.74%	2.16%	**-1.48%**
2015	2.77%	-0.31%	0.31%	-4.07%	-1.51%	-4.69%	2.27%	-6.20%	3.03%	-2.35%	3.38%	-5.75%	**-12.97%**
2014	-4.83%	1.14%	-2.91%	0.06%	0.89%	0.53%	-0.95%	4.20%	2.19%	0.52%	4.87%	0.58%	**6.07%**
2013	1.42%	-2.91%	1.17%	0.96%	-2.88%	-3.18%	-0.30%	-2.28%	-0.93%	1.58%	2.19%	0.84%	**-4.44%**
				2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
				7.66%	-8.40%	-4.25%	8.28%	11.76%	18.88%	-9.87%	3.80%	-13.52%	-6.74%

Global 1 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2018	7.73%	-10.84%	-0.90%	1.32%									**-3.56%**
2017	-2.26%	3.78%	-1.80%	-1.44%	-0.39%	-3.83%	0.58%	2.88%	-3.70%	7.15%	-0.77%	-0.03%	**-0.40%**
2016	4.32%	3.16%	-2.36%	-1.79%	-2.24%	5.89%	2.18%	-2.94%	-1.78%	-3.37%	-0.44%	2.47%	**2.58%**
2015	2.98%	0.01%	0.56%	-3.84%	-1.27%	-4.43%	2.50%	-6.03%	3.26%	-2.09%	3.51%	-5.49%	**-10.46%**
2014	-4.59%	1.40%	-2.64%	0.36%	1.15%	0.76%	-0.66%	4.27%	2.39%	0.80%	5.31%	0.81%	**9.34%**
2013	1.69%	-2.63%	1.47%	1.22%	-2.61%	-2.83%	0.00%	-2.00%	-0.63%	1.77%	2.37%	1.16%	**-1.22%**
										2009	2010	2011	2012
										-4.32%	2.88%	-11.18%	-3.30%

Global 3 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2018	7.81%	-11.23%	-1.06%	1.15%									**-4.22%**
2017	-2.43%	3.60%	-1.96%	-1.61%	-0.56%	-3.99%	0.41%	2.70%	-3.87%	6.97%	-0.91%	-0.17%	**-2.34%**
2016	4.24%	3.05%	-2.54%	-2.01%	-2.41%	5.90%	2.01%	-3.11%	-1.92%	-3.51%	-0.61%	2.27%	**0.80%**
2015	2.83%	-0.14%	0.42%	-3.99%	-1.43%	-4.59%	2.33%	-6.18%	3.10%	-2.25%	3.39%	-5.70%	**-12.16%**
2014	-4.75%	1.23%	-2.81%	0.20%	1.00%	0.60%	-0.82%	4.19%	2.25%	0.65%	5.24%	0.66%	**7.46%**
2013	1.53%	-2.79%	1.30%	1.06%	-2.76%	-3.01%	-0.17%	-2.17%	-0.79%	1.64%	2.25%	1.01%	**-3.06%**
										2009	2010	2011	2012
										-6.04%	0.68%	-13.05%	-5.19%

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

A and B Units

Trading Performance by Sector


10%
5%
0%
-5%
-10%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
April
2018

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Currencies	Energy	Equity Indices	Fixed Income	Grains/Foods	Metals
16%	17%	18%	28%	14%	7%

Global Units

Trading Performance by Sector


10%
5%
0%
-5%
-10%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
April
2018

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Currencies	Energy	Equity Indices	Fixed Income	Grains/Foods	Metals
16%	17%	18%	28%	14%	7%

Sector Positions at Month-End


Commodities 38%
Financials 62%
Energy 17%
Grains 14%
Metals 7%
Currencies 16%
Equities 18%
Fixed Income 28%
May 17
June 17
July 17
Aug 17
Sep 17
Oct 17
Nov 17
Dec 17
Jan 18
Feb 18
Mar 18
April 18
Short position
Long position

Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

Grant Park Fund At-A-Glance

Product	Global Units		A and B Units
Class	1	3	Closed to New Investment
Account Type	Fee-based	Commission-based	
Minimum Investment	$5,000	$5,000	
Retirement Account	$1,000	$1,000	
Trading Strategy	Traditional, systematic, medium-to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes.		
Breakeven Level	3.32%	7.02%	
Redemptions	Monthly after 90 days	Monthly after 90 days	
Penalty	No	1.5% on a declining scale 0.5% per quarter	
Sectors Traded	6	6	
Eligibility	The Fund is registered in all states except New Mexico and Puerto Rico. Eligibility varies by state, but not less than $300k net worth or $100k net worth and $85k income. IA and TN residents: Not less than $500k net worth or $100k net worth and $100k income. No investor should invest more than 10% of his/her net worth.		

Statistics

Statistics Since Inception - Class A Units[1] January 1989 - April 2018	
Total Fund Assets (A,B, Legacy, Global)	$98M
12-Month Return	-5.25%
Average 12-Month Return	12.90%
36-Month Cumulative Return	-18.90%
60-Month Cumulative Return	-18.46%
Compounded Annualized ROR	9.11%
3-Year Compounded Annualized ROR	-6.75%
5-Year Compounded Annualized ROR	-4.00%
10-Year Compounded Annualized ROR	-3.72%
Worst Drawdown (5/89 - 10/89)	-38.87%
Worst Drawdown Last 5 Years (12/08 - 3/18)	-37.02%
Average 1-month Gain	5.72%
Average 1-month Loss	-3.94%
# of Winning Months	179
# of Losing Months	173

Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] April 2008 - March 2018		
↑ ↓	Moved in Opposite Directions	47%
↑ ↑	Positive Results for Both	33%
↓ ↓	Negative Results for Both	20%

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

Average 12-Month Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

Drawdown: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.

All charts in this document were prepared by Dearborn Capital Management, LLC.
©2018 Dearborn Capital Management, LLC. All rights reserved.